UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 22, 2005

PETsMART, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.

Cash Bonuses for Fiscal Year Ended January 30, 2005

     On March 22, 2005, the Compensation Committee of the Board of Directors awarded the following cash bonuses to PETsMART, Inc.’s executive officers. The cash bonuses were paid on April 1, 2005. The bonuses were determined in accordance with the provisions of PETsMART, Inc.’s Executive Short Term Incentive Plan, as amended, which is filed as Exhibit 10.11 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2003, filed with the Securities Exchange Commission on April 18, 2003.

     Our Executive Short Term Incentive Plan sets forth certain stockholder approved business criteria which may be used by the Compensation Committee of the Board of Directors in determining the amount of the cash bonuses. In determining the cash bonuses to be awarded for our performance for the fiscal year ended January 30, 2005, the Compensation Committee had previously selected the following business criteria:

-	Earnings per share of PETsMART as set forth in PETsMART’s audited financial statements;
-	Customer satisfaction as determined by an independent professional survey research firm; and
-	Return on assets (less non-interesting bearing debt) as calculated from PETsMART’s audited financial statements.

Name	Title	Cash Bonus Award
Philip L. Francis	Chairman and Chief Executive Officer	$1,047,704
Robert F. Moran	President and Chief Operating Officer	$598,163
Scott A. Crozier	Senior Vice President, General Counsel & Secretary	$177,434
Barbara A. Fitzgerald	Senior Vice President, Store Operations	$218,099
Kenneth T. Hall	Senior Vice President, Chief Marketing Officer	$140,350
David T. King	Senior Vice President, Chief Information Officer	$170,796
Timothy E. Kullman	Senior Vice President, Chief Financial Officer	$220,671
David K. Lenhardt	Senior Vice President, Services/Strategic Planning and Business Development	$167,603
Mark D. Mumford	Vice President, Chief Accounting Officer	$96,150
Francesca M. Spinelli	Senior Vice President, People	$175,758
Anthony N. Truesdale	Senior Vice President, Merchandising and Supply Chain Management	$214,922

Cash Bonuses for Fiscal Year Ending January 29, 2006

     On March 22, 2005, the Compensation Committee of the Board of Directors selected the following business criteria pursuant to our Executive Short Term Incentive Plan for determining the amount of the cash bonuses to be awarded to our executive officers for our fiscal year ending January 29, 2006:

-	Earnings per share of PETsMART as set forth in PETsMART’s audited financial statements;
-	Customer satisfaction as determined by an independent professional survey research firm; and
-	Return on assets (less non-interesting bearing debt) as calculated from PETsMART’s audited financial statements.

     The Compensation Committee also approved the following target bonuses, multipliers and business criteria weightings:

		CEO	President/COO	CFO	SVP	VP-CAO
Bonus
	Target Bonus as a percent of salary	100%	75%	50%	50%	40%
	Multiplier due to achievement against target criteria	up to 3 times	up to 3 times	up to 3 times	up to 3 times	up to 3 times
Criteria
	Earnings Per Share	50%	50%	50%	60%	60%
	Customer Experience	20%	20%	20%	20%	20%
	Return on Assets	30%	30%	30%	20%	20%

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETsMART, Inc.
	By:	/s/ Timothy E. Kullman
Dated: April 4, 2005		Timothy E. Kullman Senior Vice President and Chief Financial Officer